UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Millennium Pharmaceuticals, Inc
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MR ANDREW SAMPLE
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IMPORTANT ANNUAL STOCKHOLDERS’ MEETING
INFORMATION — YOUR VOTE COUNTS!

Annual Stockholders’ Meeting Notice	123456	C0123456789	12345

Important Notice Regarding the Availability of Proxy Materials for the
Millennium Pharmaceuticals, Inc. Annual Stockholders’ Meeting to be Held on May 22, 2008

Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at:

www.investorvote.com/mlnm

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to www.investorvote.com/mlnm

Step 2: Click the View button(s) to access the proxy materials.

Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 12, 2008 to facilitate timely delivery.

C O Y

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Annual Stockholders’ Meeting Notice

The Millennium Pharmaceuticals, Inc. Annual Meeting of Stockholders will be held on May 22, 2008 at The Charles Hotel, One Bennett Street, Cambridge, MA 02138, at 10:00 a.m. Eastern Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends that you vote FOR the following proposals:

1.	Elect ten directors to hold office for a one-year term until the 2009 annual meeting of stockholders.
Deborah Dunsire Robert F. Friel
A. Grant Heidrich, III Charles J. Homcy Raju S. Kucherlapati Jeffrey M. Leiden Mark J. Levin
Norman C. Selby Kenneth E. Weg Anthony H. Wild

2.	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online as explained in this Notice, or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side when requesting a set of proxy materials.

•    Internet – Go to www.investorvote.com/mlnm. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

•    Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

•    Email – Send email to investorvote@computershare.com with “Proxy Materials Millennium” in the subject line. Include in the message your full name and address, plus the three numbers located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 12, 2008.

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on 05/22/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice and Proxy Statement and Annual Report

To view this material, have the 12-digit Control #’(s) available and visit:  www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy.

To facilitate timely delivery please make the request as instructed below on or before 05/09/08.

To request material:	Internet: www.proxyvote.com	Telephone: 1 - 800 - 579 - 1639	**Email: sendmaterial@proxyvote.com

**If requesting material by e-mail please send a blank e-mail with the 12 Digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

MILLENNIUM PHARMACEUTICALS, INC.

Vote In Person

Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.

Please refer to the proposals and follow the instructions.

Meeting Type:	Annual	Meeting Location:	The Charles Hotel
Meeting Date:	05/22/08		One Bennett Street
Meeting Time:	10:00 A.M.		Cambridge, MA 02138
For holders as of:	03/25/08

Voting items

The Board of Directors recommends a vote FOR each of Proposals 1 and 2.

1.                                       Elect ten directors to hold office for a one-year term until the 2009 annual meeting of stockholders.

Nominees:

01) Deborah Dunsire	06) Jeffrey M. Leiden
02) Robert F. Friel	07) Mark J. Levin
03) A. Grant Heidrich, III	08) Norman C. Selby
04) Charles J. Homcy	09) Kenneth E. Weg
05) Raju S. Kucherlapati	10) Anthony H. Wild

2.                                       Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

Voting Instructions